UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Oct. 14, 2011

OICco Acquisition I, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-162084	27-0625383
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4412 8th St. SW, Vero Beach, FL	32968
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 584-3308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .  Written communications pursuant to Rule 425 under the Securities Act

       .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On Oct. 14, 2011, OICco Acquisition I, Inc. (“OICco”) entered into an exchange agreement with Imperial Automotive Group, Inc. to exchange 40,000,000 shares of OICco in exchange for 100% of the issued and outstanding shares of Imperial Automotive Group, Inc. At the closing of the Exchange Agreement (which is contingent upon a 80% reconfirmation vote under Rule 419), Imperial Automotive Group, Inc. will become a wholly-owned subsidiary of OICco and OICco will acquire the business and operations of Imperial Automotive Group, Inc.  The Exchange Agreement contains customary representations, warranties, and conditions.

Exhibits

No.	Exhibits
2.a	Exchange Agreement --Imperial Automotive Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 25, 2011

OICco ACQUISITIONS I, INC.

By: /s/ Joshua Sisk

       Joshua Sisk, President and

       Chief Executive Officer

EXHIBIT INDEX

Exhibits

No.	Exhibits
2.a	Exchange Agreement--Imperial Automotive Group, Inc.

3